UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2011

WWA Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26927 (Commission File Number)	77-0443643 (IRS Employer Identification No.)

700 Lavaca Street, Suite 1400, Austin, Texas  78701

 (Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (480) 505-0070

404 W. Powell Lane, Suite 303-304, Austin, Texas  78753

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPANATORY NOTE

WWA Group’s Form 8-K filed on December 23, 2011 (the “Original Filing”) is amended hereby in its entirety on this Form 8-K/A (this “Amendment”) to: (i) reconcile unaudited pro forma information with that presented on Form 10-Q filed November 18, 2011 and Form 10-K/A-2 filed on February 6, 2012; (ii) include schedules that reconcile the consolidated statements of income of Infrastructure Developments Corp. (“Infrastructure”) to the amounts reported in the historical financial statements of Infrastructure that are incorporated by reference; and (iii) to include adjustment columns to reconcile our pro forma consolidated balance sheet as of September 20, 2011 and pro forma consolidated statements of income for the periods ended December 31, 2010 and September 30, 2011.

Unless indicated otherwise, the disclosures in this Amendment continue to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context. This Amendment should be read in conjunction with WWA Group’s filings made with the Securities and Exchange Commission subsequent to the Original Filing, including any amendments to those filings.

ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 21, 2011, WWA Group, Inc. (“WWA Group”) noticed Infrastructure Developments Corp. (“Infrastructure”) of its intent to convert $2,477,544 due to it on a convertible promissory note into 165,699,842 common shares of Infrastructure valued at $0.014952 per share.

Prior to the transaction on November 21, 2011, WWA Group owned 21,294,218 shares or 16.5% of Infrastructure 's issued and outstanding common stock. Following the transaction on November 21, 2011, WWA Group owned 186,994,060 shares or 63.5% of Infrastructure's issued and outstanding common stock.

Eric Montandon, a director and the chief executive officer of WWA Group, is a director of Infrastructure.

Digamber Naswa, a director and the chief financial officer of WWA Group, is the chief financial officer of Infrastructure.

_____________________________________________________________________________________

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are attached as part of this report:

Exhibit

No.              Description

99.1             Infrastructure's financial statements for the three months ended September 30, 2011 and 2010 are attached hereto by reference to page 3 through 12 of Infrastructure's quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 18, 2011.

99.2             Infrastructure's audited financial statements for the years ended June 30, 2011 and 2010 are attached hereto by reference to pages F-1 through F-13 of Infrastructure's annual report on Form 10-K filed with the Securities and Exchange Commission on October 7, 2011.

99.3             Pro forma financial information for the nine month period ended September 30, 2011 and for the year ended December 31, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WWA Group, Inc.                                                        Date

By: /s/ Eric Montandon                                                            February 6, 2012

Name: Eric Montandon

Title: Chief Executive Officer and Director